Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

19) Commitments and Contingencies

Assets Pledged

As of December 31, 2013 and 2012, Vessels with a book value of $618 million and $497 million, respectively, were pledged as security held as guarantee for the Partnership’s long-term debt and interest rate swap obligations. See Note 10—Derivative Instruments and Note 16—Long-Term Debt.

Claims and Legal Proceedings

In September 2012, the Bodil Knutsen was involved in an accident that damaged a mooring at a port of call. There was no damage to the Vessel. The Partnership accrued for the probable liability for the threatened claim for damages to the mooring for the year ended December 31, 2012. The probable liability is subject to revisions as additional information becomes available and insurance claims can be submitted when damage claims are received. At the closing of the IPO on April 15, 2013, the probable liability and insurance claim were not transferred to the Partnership. Therefore, for the year ended December 31, 2013, the probable liability and insurance claim was $0 (see Note 8—Insurance Proceeds).

Under the Partnership’s time charters, claims to reduce hire rate payments can be made if the Vessel does not perform to certain specifications in the agreements. An accrual for a probable claim was recorded for the year ended December 31, 2013 and for the year ended December 31, 2012, which is subject to revisions.

The Partnership is involved in various claims and legal actions from time to time arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the consolidated and combined carve-out financial position, results of operations or cash flows.

Insurance

The Partnership maintains insurance on all the Vessels to insure against marine and war risks, which include damage to or total loss of the Vessels, subject to deductible amounts that average $0.150 million per Vessel, and loss of hire.

Under the loss of hire policies, the insurer will pay a compensation for the lost hire rate agreed in respect of each Vessel for each day, in excess of 14 deductible days, for the time that the Vessel is out of service as a result of damage, for a maximum of 180 days. In addition, the Partnership maintains protection and indemnity insurance, which covers third-party legal liabilities arising in connection with the Vessels’ activities, including, among other things, the injury or death of third-party persons, loss or damage to cargo, claims arising from collisions with other vessels and other damage to other third-party property, including pollution arising from oil or other substances. This insurance is unlimited, except for pollution, which is limited to $1 billion per vessel per incident. The protection and indemnity insurance is maintained through a protection and indemnity association, and as a member of the association, the Partnership may be required to pay amounts above budgeted premiums if the member claims exceed association reserves, subject to certain reinsured amounts. If the Partnership experiences multiple claims each with individual deductibles, losses due to risks that are not insured or claims for insured risks that are not paid, it could have a material adverse effect on the Partnership’s results of operations and financial condition.